LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 14, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

OF EACH FUND LISTED IN SCHEDULE A

This supplement replaces and supersedes the supplements for Martin Currie International Sustainable Equity Fund and BrandywineGLOBAL — Dynamic US Large Cap Value Fund dated December 14, 2021 and January 28, 2022, respectively.

I.	Proposed Conversion of Funds to ETFs

At a meeting held on November 2-3, 2021, the Board of Trustees of the Legg Mason Global Asset Management Trust approved the reorganization of the BrandywineGLOBAL — Dynamic US Large Cap Value Fund and the Martin Currie International Sustainable Equity Fund (collectively, the “Mutual Funds”) into the BrandywineGLOBAL Dynamic US Large Cap Value ETF and the Martin Currie Sustainable International Equity ETF, respectively (collectively, the “ETFs”), each a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization.

If the Agreement and Plan of Reorganization is approved by the shareholders of a Mutual Fund, the reorganization of that Mutual Fund would consist of (1) the transfer of substantially all of the Mutual Fund’s assets, subject to its liabilities, to the corresponding ETF for shares of the ETF; and (2) the distribution of the ETF shares to the Mutual Fund shareholders in complete liquidation of the Mutual Fund. Each new ETF will be managed in a substantially similar manner as the corresponding Mutual Fund, and the ETF’s investment objective, principal investment strategies, primary subadviser and portfolio management team will be the same as that of the corresponding Mutual Fund.

A notice of a special meeting of shareholders and a proxy statement/prospectus seeking shareholder approval for the Agreement and Plan of Reorganization and containing information about the applicable ETF, reasons for the proposed reorganization and potential benefits to the Mutual Fund’s shareholders, will be sent to the shareholders of each Mutual Fund in the first half of 2022.

If the reorganization is approved by a Mutual Fund’s shareholders, each class of shares of the Mutual Fund, other than Class IS shares, will then be converted into Class IS shares (without a contingent deferred sales charge or other charge) immediately prior to the reorganization. After such conversion, any fractional shares held by shareholders will be redeemed, and the Mutual Fund will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

In addition, shareholders who do not currently have a brokerage account will need to open a brokerage account prior to the closing of the reorganization to receive and hold the ETF shares distributed in the reorganization (or alternatively the shares will be held in a default trustee account on behalf of the shareholder).

Upon the closing of the reorganization of a Mutual Fund, each shareholder of that Mutual Fund will receive shares of the corresponding ETF having the same aggregate net asset value as the shares of the Mutual Fund they held on the date of the reorganization and become a shareholder of the corresponding ETF. It is anticipated that each reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any fractional shares prior to the reorganization. If approved by the shareholders of a Mutual Fund, it is anticipated that the reorganization of that Mutual Fund would occur in the third or fourth quarter of 2022.

II.	Waivers of Sales Charges

Effective May 2, 2022, any front-end sales charges applicable to the purchase of Mutual Fund shares or contingent deferred sales charges applicable to the redemption of Mutual Fund shares will be waived.

For further information, please contact the Mutual Funds toll-free at 877-6LM-FUND/656-3863.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	January 28, 2022

Martin Currie International Sustainable Equity Fund	September 30, 2021

Please retain this supplement for future reference.

FTXX827409

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